     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 1997



                                                      REGISTRATION NO. 333-29409


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1



                                       TO


                                    FORM S-4

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                            FIRST BANK SYSTEM, INC.

(to be renamed "U.S. Bancorp" upon consummation of the merger described herein)

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          6712                  41-0255900
 (State or other jurisdiction    (Primary standard industrial    (IRS Employer
              of                 classification code number)     Identification
incorporation or organization)                                        No.)

                                FIRST BANK PLACE
                            601 SECOND AVENUE SOUTH
                       MINNEAPOLIS, MINNESOTA 55402-4302
                                 (612) 973-1111

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         ------------------------------

                               LEE R. MITAU, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                            FIRST BANK SYSTEM, INC.
                                FIRST BANK PLACE
                            601 SECOND AVENUE SOUTH
                       MINNEAPOLIS, MINNESOTA 55402-4302
                                 (612) 973-1111

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:

        VICTOR I. LEWKOW, ESQ.          H. RODGIN COHEN, ESQ.          EDWARD D. HERLIHY, ESQ.
  Cleary, Gottlieb, Steen & Hamilton     Sullivan & Cromwell       Wachtell, Lipton, Rosen & Katz
          One Liberty Plaza                125 Broad Street             51 West 52nd Street
       New York, New York 10006        New York, New York 10004        New York, New York 10019
            (212) 225-2000                  (212) 558-4000                  (212) 403-1000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                            ------------------------


    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box./ /

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 21. EXHIBITS AND FINANCIAL DATA SCHEDULE


 EXHIBIT
   NO.                                                                                                           PAGE
---------                                                                                                      ---------
    23.4   Consent of Ernst & Young LLP (relating to financial statements of First Bank System, Inc.).

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-4 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 18th of June, 1997.


                                FIRST BANK SYSTEM, INC.

                                By:            /s/ JOHN F. GRUNDHOFER
                                     -----------------------------------------
                                                 John F. Grundhofer
                                           CHAIRMAN, PRESIDENT AND CHIEF
                                                 EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                                                     DATE
------------------------------------------------------                                     ----------------------
                /s/ JOHN F. GRUNDHOFER                  Chairman, President, Chief
     -------------------------------------------          Executive Officer and Director       June 18, 1997
                  John F. Grundhofer                      (principal executive officer)

                 /s/ SUSAN E. LESTER                    Executive Vice President and
     -------------------------------------------          Chief Financial Officer              June 18, 1997
                   Susan E. Lester                        (principal financial officer)

                 /s/ DAVID J. PARRIN                    Senior Vice President and
     -------------------------------------------          Controller (principal                June 18, 1997
                   David J. Parrin                        accounting officer)

                          *
     -------------------------------------------        Director                               June 18, 1997
                   Linda L. Ahlers

                          *
     -------------------------------------------        Director                               June 18, 1997
                Arthur D. Collins, Jr.

                          *
     -------------------------------------------        Director                               June 18, 1997
                    Peter H. Coors

                          *
     -------------------------------------------        Director                               June 18, 1997
                    Roger L. Hale

                          *
     -------------------------------------------        Director                               June 18, 1997
                  Delbert W. Johnson

                          *
     -------------------------------------------        Director                               June 18, 1997
                   Norman M. Jones

                      SIGNATURE                                                                     DATE
------------------------------------------------------                                     ----------------------
                          *
     -------------------------------------------        Director                               June 18, 1997
                 Richard L. Knowlton

                          *
     -------------------------------------------        Director                               June 18, 1997
                    Jerry W. Levin

                          *
     -------------------------------------------        Director                               June 18, 1997
                   Kenneth A. Macke

                          *
     -------------------------------------------        Director                               June 18, 1997
                  Edward J. Phillips

                          *
     -------------------------------------------        Director                               June 18, 1997
                   S. Walter Richey

                          *
     -------------------------------------------        Director                               June 18, 1997
                 Richard L. Robinson

                          *
     -------------------------------------------        Director                               June 18, 1997
                  Richard L. Schall

                          *
     -------------------------------------------        Director                               June 18, 1997
                  Walter Scott, Jr.



*By        /s/ DAVID J. PARRIN                                                    June 18, 1997
           --------------------------------------
           David J. Parrin
           PRO SE AND AS ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


 EXHIBIT
   NO.                                                                                                           PAGE
---------                                                                                                      ---------

    23.4   Consent of Ernst & Young LLP (relating to financial statements of First Bank System, Inc.).